UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2017, we entered into an amendment, or the Amendment, to the Loan and Security Agreement dated March 31, 2016, or the Loan Agreement, with Western Alliance Bank and Solar Capital Ltd., or, collectively, the Lenders, to amend certain terms of the Loan Agreement.

The Amendment modifies the loan repayment terms to be interest-only through July 1, 2018, followed by twenty-two (22) equal monthly payments of principal and interest through the maturity date, contingent upon our receipt of at least Fifteen Million Dollars ($15,000,000) in unrestricted cash proceeds received after June 1, 2017 from the issuance by the Company of new equity securities any time after June 1, 2017, but on or prior to December 31, 2017. We will also repay $6,666,666,68 of the outstanding term loans and $115,375.94, which represents the accrued portion of the final payment. The Lenders have agreed to waive the applicable portion of the prepayment fee.

The descriptions of the Amendment contained herein do not purport to be complete and are qualified in their entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Loan and Security Agreement among Sunesis Pharmaceuticals, Inc., Western Alliance Bank and Solar Capital Ltd., dated as of June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: June 30, 2017
	By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
Chief Executive Officer, President, Interim Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Loan and Security Agreement among Sunesis Pharmaceuticals, Inc., Western Alliance Bank and Solar Capital Ltd., dated as of June 30, 2017.